--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 29, 2005

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                 333-120916            30-0183252
  ----------------------------       -----------        ----------------
  (State or Other Jurisdiction       (Commission        (I.R.S. Employer
        of Incorporation)           File Number)       Identification No.)



        383 Madison Avenue
        New York, New York                          10l79
       ---------------------                     ----------
       (Address of Principal                     (Zip Code)
        Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000



--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of April 1, 2005 among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, EMC Mortgage Corporation, as seller and company and U.S. Bank National Association, as trustee.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            STRUCTURED ASSET MORTGAGE
                                            INVESTMENTS II INC.


                                            By: /s/ Baron Silverstein
                                                -------------------------
                                            Name:   Baron Silverstein
                                            Title:  Vice President


Dated: May 17, 2005

                                  EXHIBIT INDEX


                Item 601 (a) of          Sequentially
 Exhibit        Regulation S-K             Numbered
 Number            Exhibit No.            Description          Page
 ------            -----------            -----------          ----

    1                  4            Pooling and Servicing       5
                                    Agreement

                                    EXHIBIT 1